UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2022

nCino, Inc.

(Exact name of registrant as specified in its charter)

Delaware		87-4154342
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

6770 Parker Farm Drive

Wilmington, North Carolina 28405

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 7, 2022, nCino, Inc. (formerly Penny HoldCo, Inc., and herein, the “Company”) and nCino OpCo, Inc. (formerly nCino, Inc., and herein, “nCino OpCo”) completed the nCino Merger (as defined herein in Item 2.01, below), pursuant to the Merger Agreement (as defined in Item 2.01, below), as a result of which, among other things, the Company became the parent of nCino OpCo, SimpleNexus (as defined in Item 2.01, below) and their respective subsidiaries.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to nCino OpCo pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain events with respect to the Company in connection with the consummation of the Mergers (as defined in Item 2.01, below).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 7, 2022, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, nCino OpCo, Dollar Merger Sub, Inc., a Delaware corporation (“nCino Merger Sub”), Penny Merger Sub, LLC, a Utah limited liability (“SimpleNexus Merger Sub”), Penny Blocker 1 Merger Sub, Inc., a Delaware corporation (“Blocker 1 Merger Sub”), Penny Blocker 2 Merger Sub, Inc., a Delaware corporation (“Blocker 2 Merger Sub”), Penny Blocker 3 Merger Sub, Inc., a Delaware corporation (“Blocker 3 Merger Sub”), Penny Blocker 4 Merger Sub, Inc., a Delaware corporation (“Blocker 4 Merger Sub” and, together with Blocker 1 Merger Sub, Blocker 2 Merger Sub and Blocker 3 Merger Sub, the “Blocker Merger Subs” and, together with nCino Merger Sub and SimpleNexus Merger Sub, the “Merger Subs”), Insight (Delaware) SN Blocker Corporation, a Delaware corporation (“Blocker 1”), Insight (Cayman) SN Blocker Corporation, a Delaware corporation (“Blocker 2”), ScarletFire SN Blocker Corporation, a Delaware corporation (“Blocker 3”), TLEO, Inc., a Delaware corporation (“Blocker 4” and, together with Blocker 1, Blocker 2 and Blocker 3, the “Blockers”), SimpleNexus, LLC, a Utah limited liability company (“SimpleNexus”), and Insight Venture Partners, LLC, a Delaware limited liability company, solely in its capacity as the Member Representative (as defined in the Merger Agreement), (i) nCino Merger Sub merged with and into the nCino OpCo, with nCino OpCo surviving such merger as a wholly owned subsidiary of the Company (the “nCino Merger”, and the effective time of such merger, the “nCino Effective Time”), (ii) each of the Blocker Merger Subs merged with and into the respective corresponding Blocker, with each of the respective Blockers surviving as a wholly owned subsidiary of the Company and (iii) SimpleNexus Merger Sub merged with and into SimpleNexus, with SimpleNexus surviving as a wholly owned subsidiary of the Company (the mergers contemplated in clauses (i) - (iii) hereof, collectively, the “Mergers”, and the effective times of such mergers, collectively, the “Effective Time”).

Pursuant to the Merger Agreement, at the applicable Effective Time (a) each share of nCino OpCo common stock, par value $0.0005 per share (“nCino OpCo Common Stock”), issued and outstanding immediately prior to the Effective Time was converted into one fully paid and nonassessable share of Company common stock, par value $0.0005 (“Company Common Stock”), (b) all of the common units and preferred units of SimpleNexus issued and outstanding immediately prior to the Effective Time, other than those units held by the Blockers, were automatically converted into the right to receive such holder’s Pro Rata Portion (as defined in the Merger Agreement) of the merger consideration, without interest and (c) all of the capital stock of each of the Blockers issued and outstanding immediately prior to the Effective Time were automatically converted into the right to receive such holder’s Pro Rata Portion of the merger consideration, without interest, based on the number of SimpleNexus common units and/or preferred units held by such Blockers. The Merger Agreement further provides that all cash and stock proceeds payable to holders of units of SimpleNexus that are subject to vesting conditions will be paid out in the form of restricted cash awards and restricted stock awards with respect to nCino Common Stock which are subject to the same vesting conditions as were applicable to the underlying SimpleNexus units. The merger consideration to be paid by the Company consists, in the aggregate, of approximately 12.76 million shares of Company Common Stock, and approximately $270 million in cash, on a cash free debt free basis and excluding transaction expenses.

As of the nCino Effective Time, (i) the Company assumed the nCino, Inc. 2019 Amended and Restated Equity Incentive Plan (the “2019 Plan”), the nCino, Inc. 2014 Omnibus Stock Ownership and Long Term Incentive Plan (the “2014 Plan”) and the nCino, Inc. Employee Stock Purchase Plan (collectively, the “Plans”), as well as any shares of nCino OpCo Common Stock available for issuance thereunder, which automatically converted into Company Common Stock, and (ii) each stock option and restricted stock unit issued under the 2019 Plan and each stock option issued under the 2014 Plan that was outstanding immediately prior to the nCino Effective Time was assumed by nCino and converted automatically to a stock option or restricted stock unit with respect to Company Common Stock on substantially the same terms and conditions as applied to such award prior to the nCino Effective Time.

Affiliates of Insight Partners were equityholders of each of SimpleNexus and certain of the Blockers in connection with the transactions contemplated by the Merger Agreement, and other affiliates of Insight Partners are currently significant stockholders of the Company. Additional information relating to the Company’s relationship with Insight is included in nCino OpCo’s definitive annual proxy statement filed with the SEC on May 28, 2021 and is incorporated by reference into this Item 2.01.

This Current Report on Form 8-K establishes the Company as the successor issuer to nCino OpCo (formerly nCino, Inc.) pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to 12g-3(a) under the Exchange Act, shares of Company common stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of Company Common Stock is identical to the description of nCino OpCo Common Stock contained in nCino OpCo’s Registration Statement on Form 8-A, filed with the Commission on July 10, 2020 pursuant to Section 12(b) of the Exchange Act, including any amendment or report for the purpose of updating such description, and is incorporated by reference herein.

Effective prior to the open of trading on January 10, 2022, the shares of nCino OpCo Common Stock were suspended from trading on The Nasdaq Global Select Market (“Nasdaq”), and shares of Company Common Stock will commence regular-way trading on Nasdaq at the open of trading on that date using nCino OpCo’s trading history under the ticker symbol “NCNO”.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2021 and is incorporated by reference herein. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the “Explanatory Note” and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the nCino Merger, prior to the nCino Effective Time, the Company’s board of directors approved an increase in the size of the Company’s board of directors (the “Board”) from three to eight directors. Effective as of the nCino Effective Time, the directors of nCino OpCo immediately prior to the nCino Effective Time became the directors of the Company. The names of the directors of the Company comprising the Board are as follows:

1)	Pierre Naudé
2)	William Ruh
3)	Pam Kilday
4)	Jeffrey Lunsford (Chairperson)
5)	Spencer Lake
6)	Jeffrey Horing
7)	Steven Collins
8)	Jon Doyle

Committee Appointments

In connection with the nCino Merger, effective as of the nCino Effective Time, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are comprised of the same directors as those who comprised such committees of the board of directors of nCino OpCo immediately prior to the nCino Effective Time. The composition of each of the committees of the Board is indicated below:

Audit Committee:

1)	Steven Collins (Chairperson)
2)	William Ruh
3)	Pam Kilday

Compensation Committee:

1)	Jeffrey Lunsford (Chairperson)
2)	Pam Kilday
3)	Spencer Lake

Nominating and Corporate Governance Committee:

4)	Spencer Lake (Chairperson)
5)	Steven Collins
6)	Jon Doyle

Executive Officers

In connection with the nCino Merger, effective as of the nCino Effective Time, the executive officers of nCino OpCo at the Effective Time became the executive officers of the Company. The names of these executive officers and their respective positions are indicated below:

1)	Pierre Naudé, Chief Executive Officer
2)	Josh Glover, President & Chief Revenue Officer
3)	David Rudow, Chief Financial Officer and Treasurer
4)	Sean Desmond, Chief Customer Success Officer
5)	Greg Orenstein, Chief Corporate Development & Strategy Officer

Compensatory Plans

In connection with the nCino Merger, effective as of the nCino Effective Time, the Company assumed the Plans, as well as any shares of nCino OpCo Common Stock available for issuance thereunder, which automatically converted into Company Common Stock. In addition, each stock option and restricted stock unit issued under the 2019 Plan and each stock option issued under the 2014 Plan that was outstanding immediately prior to the nCino Effective Time was assumed by the Company and converted automatically to a stock option or restricted stock unit with respect to Company Common Stock on substantially the same terms and conditions as applied to such award prior to the nCino Effective Time. The directors and executive officers of the Company each entered into an Assignment and Assumption Agreement with the Company and nCino OpCo with respect to the indemnification agreements that such directors and executive officers had with nCino OpCo immediately prior to the nCino Effective Time. In addition, the Company assumed certain employment agreements maintained or entered into by nCino OpCo, including those to which certain executive officers of the Company are party, as well as any rights and obligations of nCino OpCo thereunder.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) nCino OpCo’s definitive annual proxy statement filed with the SEC on May 28, 2021 and (iii) nCino’s Current Report on Form 8-K filed on September 1, 2021 and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2022, in connection with the nCino Merger, the Company amended and restated its Certificate of Incorporation and Bylaws to contain provisions identical to the certificate of incorporation and bylaws of nCino OpCo immediately prior to the nCino Effective Time, including to change the Company’s name to “nCino, Inc.” At the nCino Effective Time, nCino OpCo amended and restated its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to change its name to “nCino OpCo, Inc.” The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, each as amended and currently in effect, are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2022, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 16, 2021, by and among nCino, Inc., Penny HoldCo, Inc., Dollar Merger Sub, Inc., Penny Merger Sub, LLC, SimpleNexus, LLC, Insight Venture Partners, LLC, and the other parties thereto* (incorporated by reference to nCino OpCo, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2021 (Commission file no. 001-39380))

3.1	Amended and Restated Certificate of Incorporation of Penny HoldCo, Inc., effective as of January 7, 2022

3.2	Amended and Restated Bylaws of nCino, Inc., effective as of January 7, 2022

4.1	Assignment and Assumption Agreement, dated January 7, 2022, by and among nCino, Inc. and nCino OpCo, Inc., with respect to the First Amended and Restated Investors’ Rights Agreement, dated as of February 12, 2015, by and among nCino, Inc. and certain Investors (as defined therein) listed on Schedule A thereto, as amended

4.2	Description of Capital Stock from nCino Opco., Inc.’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 10, 2020 (Commission File No. 001-39380)

99.1	Press release of nCino, Inc. dated January 10, 2022 (furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.

Date: January 10, 2022	By:	/s/ April Rieger
April Rieger
Executive Vice President, General Counsel and Secretary